Exhibit 10.2

AMENDMENT NO. 1 TO
CREDIT AGREEMENT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 17, 2008 by and among FURNITURE BRANDS INTERNATIONAL, INC., a Delaware corporation (“Furniture Brands”), BROYHILL FURNITURE INDUSTRIES, INC., a North Carolina corporation (“Broyhill”), HDM FURNITURE INDUSTRIES, INC., a Delaware corporation (“HDM”), LANE FURNITURE INDUSTRIES, INC., a Mississippi corporation (“Lane”), THOMASVILLE FURNITURE INDUSTRIES, INC., a Delaware corporation (“Thomasville”, and, together with Furniture Brands, HDM, Broyhill and Lane, each a “Borrower,” and, collectively, the “Borrowers”), the other Loan Parties and the financial institutions signatory hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

A.           The Borrowers, the other Loan Parties, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of August 9, 2007 (the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.           The Borrowers, the other Loan Parties and the Administrative Agent are party to that certain Security Agreement dated as of August 9, 2007 (the “Security Agreement”).

C.           The Borrowers, the other Loan Parties, the Lenders, and the Administrative Agent wish to amend the Credit Agreement and the Security Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.           Amendment to Credit Agreement.  The Credit Agreement is hereby  amended as follows:

(a)           Section 3.15 of the Credit Agreement is hereby amended by inserting the phrase “As of the Effective Date,” at the beginning of the first sentence thereof.

(b)           Section 9.01(a)(ii) of the Credit Agreement hereby deleted and replaced with the following:
(ii)	if to the Administrative Agent, the Issuing Bank, the Swingline Lender, or to Chase at:

JPMorgan Chase Bank, N.A.
c/o Chase Business Credit
10 S. Dearborn, Floor 22
Chicago, IL 60603
Attention: Lynne M. Ciaccia
Facsimile No: (312) 732-7593

(c)              Section 10.03 of the Credit Agreement is hereby amended by adding a new subsection 10.03(d) as follows:
(d)  In connection with any asset sale, transfer or other disposition permitted by this Agreement that results in the sale, transfer or other disposition of all of the Equity Interests issued by any Loan Guarantor, the Administrative Agent is authorized to release such Loan Guarantor from its obligations under the Loan Guaranty and the other Loan Documents upon consummation of such sale or disposition if the Company certifies to the Administrative Agent that the applicable sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry).
2.           Amendment to Security Agreement.  Section 4.10(e) of the Security Agreement is hereby amended by inserting the parenthetical “(or such lesser time as the Administrative Agent shall otherwise agree)” between the words “days” and “prior” in the first sentence thereof.

3.           Representations and Warranties of the Loan Parties.  Each of the Loan Parties represents and warrants that:

(a)           The execution, delivery and performance by the Loan Parties of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Loan Parties enforceable against the Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(b)           Each of the representations and warranties contained in the Credit Agreement (treating this Amendment and the Credit Agreement as amended hereby as “Loan Documents” for purposes thereof) is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except that any representation or warranty that relates to a specific date shall be true and correct in all material respects as of such date); and

(c)           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.           Effective Date.  This Amendment shall become effective as of the date first set forth above upon the execution and delivery hereof by the Loan Parties, the Required Lenders, and the Administrative Agent (without respect to whether it has been executed and delivered by all the Lenders).

5.           Reaffirmation. Each of the undersigned Loan Guarantors hereby unconditionally consents to the terms of this Amendment and fully ratifies and affirms its respective obligations under Article X of the Credit Agreement, taking into account this Amendment.

6.           Reference to and Effect Upon the Credit Agreement and the Security Agreement

(a)           Except as specifically amended above, the Credit Agreement, the Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, the Security Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement, the Security Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement or the Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement or the Security Agreement, as applicable, as amended hereby.

7.           Costs and Expenses.  The Borrowers hereby affirm their obligations under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

8.           Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

9.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

10.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

LOAN PARTIES:

FURNITURE BRANDS INTERNATIONAL, INC.

BROYHILL FURNITURE INDUSTRIES, INC.
LANE FURNITURE INDUSTRIES, INC.
THOMASVILLE FURNITURE INDUSTRIES, INC.
ACTION TRANSPORT, INC.
BROYHILL TRANSPORT, INC.
BROYHILL RETAIL, INC.
BROYHILL HOME FURNISHINGS, INC.
THOMASVILLE RETAIL, INC.
HDM RETAIL, INC.
FAYETTE ENTERPRISES, INC.
HDM FURNITURE INDUSTRIES, INC.
HDM TRANSPORT, INC.
LANEVENTURE, INC.
MAITLAND-SMITH FURNITURE INDUSTRIES, INC.
MAITLAND-SMITH HOME FURNISHINGS, INC.
THE LANE COMPANY, INCORPORATED
LANE HOME FURNISHINGS RETAIL, INC.
HICKORY BUSINESS FURNITURE, INC.
THOMASVILLE HOME FURNISHINGS, INC.
FURNITURE BRANDS RETAIL OPERATIONS, INC.

By /s/ Jon Botsford
Name: Jon Botsford
Title: Senior Vice President of Furniture Brands and Vice President of each other Loan Party on behalf of each of the above Loan Parties

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By  /s/ Lynne Ciaccia
Name:  Lynne Ciaccia
Title:  VP

BANK OF AMERICA, N.A.

By  /s/ Brian Conole
Name:  Brian Conole
Title:  Senior Vice President

NATIONAL CITY BUSINESS CREDIT, INC.

By  /s/ Michael P. Gotia
Name:  Michael P. Gotia
Title:  Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By  /s/ Daniel Caven
Name:  Daniel Caven
Title:  VP

WELLS FARGO FOOTHILL, LLC

By  /s/ Jennifer Fong
Name:  Jennifer Fong
Title:  AVP

GENERAL ELECTRIC CAPITAL CORPORATION

By  /s/ Robert M. Reeg
Name:  Robert M. Reeg
Title:  Duly Authorized Signatory

RBS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC.

By  /s/ Donald B. Lewis
Name:  Donald B. Lewis
Title:  Senior Vice President

THE CIT GROUP/ COMMERCIAL SERVICES, INC.

By  /s/ Dan Upchurch
Name:  Dan Upchurch
Title:  V.P.

PNC BANK, NATIONAL ASSOCIATION

By  _____________________________
Name:
Title:

CAPITAL ONE LEVERAGE FINANCE CORP.  f/k/a
NORTH FORK BUSINESS CAPITAL CORPORATION

By  /s/ Michael S. Burns
Name:  Michael S. Burns
Title:  Vice President

FIFTH THIRD BANK, A MICHIGAN BANKING CORPORATION

By  /s/ Robert M. Sander
Name:  Robert M. Sander
Title:  Vice President

UPS CAPITAL CORPORATION

By  /s/ John P. Holloway
Name:  John P. Holloway
Title:  Director of Portfolio Management